Exhibit 10.1
Executed Version

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.
AMENDMENT No. 17 TO PURCHASE AGREEMENT COM0270-15
This Amendment No. 17 (COM0270-22), dated as of August 24, 2022 (“Amendment No. 17”), is among Embraer S.A., as successor of Yaborã Industria Aeronautica S.A., ("Embraer S.A." or "Seller"), a corporation existing under the laws of Brazil, with its principal place of business at Avenida Brigadeiro Faria Lima, 2170, Putim, in the city of São José dos Campos, State of São Paulo, Brazil, and Aircastle Holding Corporation Limited (“Buyer”) collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15, dated June 12th, 2015, as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 17 and the Purchase Agreement, this Amendment No. 17 shall control.
WHEREAS, [***].
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Parties, Seller and Buyer hereby agree as follows:
1. [***].
2. [***].
3. ATTACHMENT CHANGE
As a result of the changes referred to in Article 1 above, the Attachment “A3” and Attachment “A4” to the Purchase Agreement is hereby deleted and replaced in their entirety by the Attachment “A3” and Attachment “A4” attached to this Amendment No. 17, which shall be deemed to be Attachment “A3” and Attachment “A4” for all purposes under the Purchase Agreement.
4. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 17 shall remain in full force and effect without any change.
5. COUNTERPARTS
This Amendment No. 17 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 17 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.
[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 17 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Marcelo Santiago Name: Marcelo Santiago Title: Vice President Contracts & Asset Management	By /s/ Stephen Quinn Name: Stephen Quinn Title: Director
By /s/ Marc Thomas Ahlgrimm Name: Marc Thomas Ahlgrimm Title: Director, Contracts Administration
Place: São José dos Campos, SP, Brazil	Place: Stamford, CT, USA

ATTACHMENT A3

E195-E2 AIRCRAFT CONFIGURATION

ATTACHMENT A4
E192-E2 AIRCRAFT CONFIGURATION